UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025 (January 6, 2025)

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

255 Glenville Road Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 6, 2025, Belpointe PREP, LLC, a Delaware limited liability company (“Belpointe OZ, “we,” “us,” “our,” or the “Company”) received a letter from NYSE American LLC (“NYSE American”) indicating that, as a result of having not held its annual meeting of unitholders (the “Annual Meeting”) for the fiscal year ended December 31, 2023 by December 31, 2024, the Company is noncompliant with the continued listing standards set forth in Section 704 of the NYSE American Company Guide, and, consequently, the Company’s ticker symbol may include a below compliance (“.BC”) indicator until such time as the Company has held its Annual Meeting and regained compliance with the continued listing standards

On January 8, 2025, Belpointe OZ issued a press release announcing its receipt of the letter, a copy of which press release is attached as Exhibit 99.1 to this report

Item 8.01 Other Events.

On December 19, 2024, at 12:00 p.m. E.T., Belpointe OZ called its Annual Meeting to order. After determining that a quorum, defined as the minimum number of units required to conduct business, was not present either in person or by proxy the Annual Meeting was adjourned.

On January 8, 2025, Belpointe OZ announced that its adjourned Annual Meeting has been rescheduled for Tuesday, January 28, 2025 at 12:00 p.m. E.T. at the Company’s corporate headquarters, located at 255 Glenville Road, Greenwich, Connecticut 06831, to accommodate for the distribution of certain additional materials to its unitholders. Unitholders planning to attend the meeting in person are requested to contact Belpointe OZ’s Investor Relations team at 1-833-828-2721 or via email at IR@belpointeoz.com for further details.

The record date for the Annual Meeting remains unchanged as October 30, 2024. Unitholders who have already submitted their proxy or voted and do not wish to change their vote do not need to take any additional action.

There are no changes to the agenda or the items of business to be voted upon at the Annual Meeting. Belpointe OZ encourages all unitholders to review the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (“SEC”) on November 5, 2024, and other proxy materials related to the Annual Meeting, and Amendment No. 1 to our annual report on Form 10-K/A, filed with the SEC on September 20, 2024, which are available free of charge on the SEC’s website at sec.gov and on our website at investors.belpointeoz.com/filings.

On January 8, 2025, Belpointe OZ issued a press release announcing the rescheduling of its adjourned Annual Meeting, a copy of which press release is attached as Exhibit 99.1 to this report.

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 8, 2025, issued by Belpointe PREP, LLC.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2025

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer